UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2011

MDU Resources Group, Inc. (Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2011, the Board of Directors (the “Board”) of MDU Resources Group, Inc. (the “Company”) approved a non-substantive amendment to Section 2.08 of the Company’s Bylaws to delete the reference to the Company’s Policy on Majority Voting for Directors because the policy is now contained in the Company’s Corporate Governance Guidelines.  Section 2.08 of the Bylaws, as amended, marked to show changes from the prior provision is filed as Exhibit 3.1 hereto.

Item 8.01                      Other Events.

Long-Term Performance-Based Incentive Plan

On November 16, 2011, the Compensation Committee (the “Committee”) of the Board of the Company recommended, and on November 17, 2011, the Board approved, amendments to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan (the “LTIP”).  The amendments removed stock options and stock appreciation rights from the types of awards that may be granted under the LTIP and revised the LTIP to provide that any shares withheld to satisfy tax withholding obligations will be counted as shares issued under the LTIP.

Group Genius Innovation Plan and 1998 Option Award Program

On November 16, 2011, the Committee recommended, and on November 17, 2011, the Board approved, amendments to the MDU Resources Group, Inc. Group Genius Innovation Plan (the “Group Genius Plan”).  As amended, the Group Genius Plan permits only the grant of cash awards and no longer permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units or performance stock.  No stock options or other awards are outstanding under the Group Genius Plan.

On November 16, 2011, the Committee recommended, and on November 17, 2011, the Board approved, the termination of the MDU Resources Group, Inc. 1998 Option Award Program (the “1998 Plan”).  No stock options are outstanding under the 1998 Plan.

As a result of these actions, the only equity compensation plans the Company has are those that have been approved by stockholders.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1	Section 2.08 of the Bylaws of MDU Resources Group, Inc., as amended November 17, 2011, marked to show changes from the Bylaws as last amended on November 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2011

MDU Resources Group, Inc.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Section 2.08 of the Bylaws of MDU Resources Group, Inc., as amended November 17, 2011, marked to show changes from the Bylaws as last amended on November 11, 2010